                                                   EXHIBIT 10.27
                                                   -------------

                                                                   EXHIBIT 10.27

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
October 19, 1994, is entered into by and among CONNER PERIPHERALS, INC., a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                           -------
ASSOCIATION, as agent for itself and the Banks (the "Agent"), and the several
                                                     -----
financial institutions party to the Credit Agreement (collectively, the
"Banks").
 -----

                                   RECITALS
                                   --------

     A. The Company, the Banks and the Agent are parties to a Credit Agreement dated as of December 23, 1993 (the "Credit Agreement") pursuant to which the
                                    ----------------
Agent and the Banks have extended certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to a certain amendment of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms.  Unless otherwise defined herein, capitalized terms used
        -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2. Amendment to Credit Agreement.  Section 7.8(b) of the Credit Agreement
        -----------------------------
shall be amended and restated in its entirety so as to read as follows:

          "(b) The Company shall not, and shall not permit any of its Subsidiaries to, make any payment of principal or redemption of Subordinated Debt, other than mandatory prepayments or mandatory redemptions scheduled at the time of issuance of such Subordinated Debt, or otherwise purchase or acquire any Subordinated Debt, directly or indirectly, or give any notice that irrevocably binds it to take any such action; provided, however, that as long as no Default or Event of Default
             --------  -------
     shall exist immediately prior to, or immediately after, the consummation of any such action, (i) the Company may refinance Subordinated Debt by issuing additional Subordinated Debt (the terms, conditions and provisions of which shall be approved by the Majority Banks in writing in advance) in an amount equal to or exceeding the amount required to redeem any Subordinated Debt, and (ii) the Company or any Subsidiary may purchase or acquire Subordinated Debt for cash in privately negotiated or open-market transactions, provided, that (A) the aggregate cash payable by the Company or its
     --------
     Subsidiary in connection with any such purchase or acquisition shall be equal to or less than the stated par amount of the Subordinated Debt being purchased or acquired, plus accrued interest thereon pursuant to the terms of such Subordinated Debt, and (B) the aggregate cash payable by the Company and its Subsidiaries in connection with all such purchases and acquisitions occurring on or after September 1, 1994 shall not exceed $50,000,000. Purchases and acquisitions of Subordinated Debt by the Company made in accordance with this Section 7.8(b) shall not constitute Restricted Payments for purposes of Section 7.8(a)."

     3. Representations and Warranties.  The Company hereby represents and
        ------------------------------
warrants to the Agent and the Banks as follows:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4. Effective Date.  This Amendment will become effective as of October 19,
        --------------
1994 (the "Effective Date"), provided that each of the following conditions
           --------------    --------
precedent is satisfied:

          (a) The Agent has received from the Company and the Majority Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

          (b) The Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the

Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

     5.   Reservation of Rights.  The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.1 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                              CONNER PERIPHERALS, INC.



                                              By:   /s/ P. Jackson Bell
                                                  --------------------------
                                              Title:  Executive Vice
                                                      President & Chief
                                                      Financial Officer



                                              By:   /s/ James A. Taylor
                                                  --------------------------
                                              Title:  Vice President &
                                                      Treasurer


                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION, as Agent



                                              By:   /s/ Wendy M. Young
                                                  -------------------------
                                              Title: Vice President


                                              BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION, as a
                                              Bank


                                              By:   /s/ Kevin McMahon
                                                  -------------------------
                                              Title: Vice President

                                              THE FIRST NATIONAL BANK OF BOSTON



                                              By:   /s/ SC Lindenauer
                                                  -------------------------
                                              Title: Vice President


                                              BARCLAYS BANK PLC



                                              By:   /s/ Douglas Butler
                                                  -------------------------
                                              Title: Associate Director